UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Professional Diversity Network, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

55 E. Monroe Street, Suite 2120

Chicago, Illinois 60603

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders to Be Held on July 13, 2026

The Notice of Special Meeting and Proxy Statement
are available at:
www.proxyvote.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 13, 2026

To the Stockholders of Professional Diversity Network, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (“Special Meeting”) of Professional Diversity Network, Inc., a Delaware corporation (the “Company”), will be held on July 13, 2026 at 9:00 a.m. (Central Time) in the main conference room at the Company’s offices at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603. Notwithstanding the foregoing or anything to the contrary contained herein, the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). The Special Meeting is being held for the following purposes:

1.

To authorize the Board to amend the Company’s certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), by a ratio in the range of one-for-two and one-for-two thousand (1-for-2 and 1-for-2000), to be determined in the Board’s sole discretion, at any time after approval of such amendment and no later than the one year anniversary of such approval;

2.

To authorize the Board to amend the Charter to increase the number of authorized shares of capital stock and decrease the par value thereof, as follows:

From: The total authorized capital stock that the Company shall have authority to issue is 46,000,000 shares, consisting of 45,000,000 shares of common stock, par value US$0.01 per share, and 1,000,000 shares of preferred stock, par value US$0.01 per share.

To: The total authorized capital stock that the Company shall have authority to issue is 1,001,000,000 shares, consisting of 1,000,000,000 shares of common stock, par value US$0.0001 per share, and 1,000,000 shares of preferred stock, par value US$0.0001 per share; and

3.	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of Common Stock at the close of business on June 4, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote “FOR” each of the proposals.

All stockholders who are record or beneficial owners of shares of Common Stock on the Record Date are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. Only record or beneficial owners of the Common Stock as of the Record Date may attend the Special Meeting in person. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Special Meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Chicago, Illinois	By Order of the Board of Directors,

June 22, 2026	/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

Page
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS	1
Information Concerning the Proxy Materials and the Special Meeting	1
Voting Procedures and Vote Required	1
Delivery of Documents to Stockholders Sharing an Address	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

AUTHORIZATION OF THE BOARD TO AMEND THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK (Proposal No. 1)	5
Summary	5
Board Determination to Implement the Common Stock Reverse Stock Split	6
Risks of the Common Stock Reverse Stock Split	8
Principal Effects of the Common Stock Reverse Stock Split	8
Fractional Shares	11
No Dissenters’ Rights	11
Certain United States Federal Income Tax Consequences	11
Accounting Consequences	12
Exchange of Stock Certificates	12
Book-Entry	13
Interests of Directors and Executive Officers	13
Vote Required and Recommendation	13

AUTHORIZATION OF THE BOARD TO AMEND THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND DECREASE THE PAR VALUE THEREOF (Proposal No. 2)	14
Summary	14
Potential Adverse Effects of the Authorized Share Capital and Par Value Amendment	15
Potential Anti-Takeover Effects	15
No Dissenters’ Rights	16
Interests of Directors and Executive Officers	16
Vote Required and Recommendation	16

EXPENSES AND SOLICITATION	17
OTHER BUSINESS	17
ADDITIONAL INFORMATION	17
APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	A-1
APPENDIX B – FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARE CAPITAL AND DECREASE PAR VALUE	A-2

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), Professional Diversity Network, Inc., a Delaware corporation, is referred to as “PDN,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held at 9:00 a.m. (Central Time) on July 13, 2026, in the main conference room at the Company’s offices at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, and at any adjournment thereof Notwithstanding the foregoing or anything to the contrary contained herein, the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.01 per share (the “Common Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about June 22, 2026.

Only stockholders of record of our shares of Common Stock as of the close of business on June 4, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 12,766,546 shares of Common Stock were issued and 12,766,494 shares were outstanding. Holders of shares of Common Stock are entitled to one (1) vote per share for each share of Common Stock. Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Special Meeting and voting in person.

Yiran Gu is named as attorney-in-fact in the proxy. Yiran Gu is our Chief Financial Officer and will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Special Meeting.

The stockholders will consider and vote upon (i) a proposal to authorize the Board to amend the Company’s certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of all of the outstanding shares of Common Stock by a ratio in the range of one-for-two and one-for-two thousand (1-for-2 and 1-for-2000), to be determined in the Board’s sole discretion, at any time after approval of such amendment and no later than the one year anniversary of such approval (the “Common Stock Reverse Stock Split”, and such proposal, “Proposal No. 1”); and (ii) a proposal to authorize the Board to amend the Charter to increase the Company’s authorized capital stock and decrease the par value thereof from 46,000,000 shares, consisting of 45,000,000 shares of common stock, par value US$0.01 per share, and 1,000,000 shares of preferred stock, par value US$0.01 per share to 1,001,000,000 shares, consisting of 1,000,000,000 shares of common stock, par value US$0.0001 per share, and 1,000,000 shares of preferred stock, par value US$0.0001 per share (the “Authorized Share Capital and Par Value Amendment” and such proposal, “Proposal No. 2”). Stockholders also will consider and act upon such other business as may properly come before the Special Meeting.

Voting Procedures and Vote Required

Yiran Gu will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, in person or by proxy, of at least one third (1/3) of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for the Common Stock Reverse Stock Split (Proposal No. 1). Our second amended and restated bylaws (the “Bylaws”) provide that, except as otherwise provided by applicable law, the Charter or the Bylaws, all matters other than the election of directors will be decided by the vote of a majority of all votes cast by the holders of the shares present in person or by proxy and entitled to vote at the Special Meeting and on the matter, provided that a quorum is present. Accordingly, the affirmative vote of a majority of all votes cast by the holders of the shares present in person or by proxy and entitled to vote at the Special Meeting and on such proposal is required to approve Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Vote Required for the Authorized Share Capital and Par Value Amendment (Proposal No. 2). Delaware law provides that (i) the affirmative vote of a majority of all votes cast by the holders of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to approve the authorization of the Board to amend the Charter to increase the Company’s authorized shares of capital stock and (ii) the affirmative vote of the holders of a majority of the stock of the Company outstanding on the Record Date and entitled to vote on the matter is required to approve the decrease of the par value of the Company’s capital stock. Accordingly, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record date and entitled to vote on the matter is required to approve Proposal No. 2. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes cast” and such shares that constitute broker non-votes are not considered entitled to vote; however, broker non-votes are counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a majority of shares outstanding and entitled to vote on the matter,” and such shares that constitute broker non-votes are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum.

The votes on Proposal No. 1 are considered “routine” and the votes on Proposal No. 2 are considered “non-routine”.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum and are counted as a vote against a proposal where the voting standard for such approval calls for the approval of “a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter”, which is the voting standard for Proposal No. 2.

Votes at the Special Meeting will be tabulated by one or more inspectors of election.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Special Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Special Meeting materials to a stockholder at a shared address to which a single copy of the Special Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Special Meeting materials to 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, email: investors@ipdn.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 19, 2026, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding voting securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of June 19, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of June 19, 2026 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o Professional Diversity Network, Inc., 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1) (2)
5% Stockholders
SHOHAN EVENT ORGANIZERS CO. L.L.C (3)	927,600	7.2%
DEEPTRADE PTY LTD (4)	898,000	7.0%
LIU YANG	770,000	6.0%
AI Geometric Ltd (5)	2,000,000	15.6%

Executive Officers and Directors
Yiran Gu (6)	33,318	*
Hao (Howard) Zhang (7)	20,204	*
Shaikh Ali Sultan AI Nuaimi	-	*
Wai Kee Cheung	-	*
Haixia Lu	-	*
Tai Song	-	*
Sze Lok Patrick Wong	-	*
Xun Wu	-	*
Directors and officers as a group	53,522	*
*	Less than 1%

(1)

The number of shares owned and the beneficial ownership percentages set forth in these columns are based on 12,830,375 shares of Common Stock issued and 12,830,323 shares outstanding as of June 19, 2026. Shares of Common Stock issuable pursuant to options, preferred stock or warrants currently exercisable or exercisable within sixty (60) days are considered outstanding for purposes of computing the percentage beneficial ownership of the holder of such options, preferred stock, or warrants; they are not considered outstanding for purposes of computing the percentage of any other stockholder.

(2)	Percentage of total voting power represents voting power with respect to all shares of Common Stock. The holders of our Common Stock are entitled to one vote per share.

(3)

Represents 927,600 shares of Common Stock held by SHOHAN EVENT ORGANIZERS CO. L.L.C. Antony Kimemia Kuria has voting and investment control over the securities held by SHOHAN EVENT ORGANIZERS CO. L.L.C. The principal business address of SHOHAN EVENT ORGANIZERS CO. L.L.C. is Office No. P2A-E10, Dubai Industrial City, Seih Shuaib 3, Dubai, United Arab Emirates.

(4)

Represents 898,000 shares of Common Stock held by DEEPTRADE PTY LTD. Liu Yang has voting and investment control over the securities held by DEEPTRADE PTY LTD. The principal business address of  DEEPTRADE PTY LTD is Unit 811, 2 Quay Street, Haymarket NSW 2000, Australia.

(5)

Represents 2,000,000 shares of Common Stock held AI Geometric Ltd. Jingfeng Zeng has voting and investment control over the securities held by AI Geometric Ltd. The principal business address of AI Geometric Ltd. is Flat 10, 6 Exchange Gardens, London, SW8 1DF, United Kingdom.

(6)	Represents 33,318 shares of Common Stock held by Yiran Gu, our Chief Financial Officer.

(7)	Represents 20,204 shares of Common Stock held by Hao (Howard) Zhang, our Chairman of the Board.

PROPOSAL TO AUTHORIZE THE

BOARD TO AMEND THE

CHARTER TO EFFECT A REVERSE STOCK SPLIT OF ALL

OUTSTANDING SHARES OF COMMON STOCK

(Proposal No. 1)

Summary

Our Board has approved a proposal to amend the Charter to effect a reverse stock split of all of our outstanding shares of Common Stock by a ratio in the range of one-for-two and one-for-two thousand (1-for-2 and 1-for-2000), to be determined in the Board’s sole discretion, at any time after approval of such amendment and no later than the one year anniversary of such approval (the “Common Stock Reverse Stock Split”). The proposal provides that if the Common Stock Reverse Stock Split is approved by stockholders, the Board will implement the Common Stock Reverse Stock Split, as soon as practicable or at any time after approval of such amendment and no later than the one year anniversary of such approval, for the purposes of (i) maintaining the listing of our Common Stock on the Nasdaq Capital Market, and (ii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and convertible securities.

As previously disclosed by the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2026, on June 5, 2026, the Company received a written notification (the “Nasdaq Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that it was not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), because the closing bid price of the Common Stock was below $1.00 per share for the previous thirty (30) consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been granted 180 calendar days from the date of the Nasdaq Notice, or until December 2, 2026 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement. If at any time during the Compliance Period, the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed.

The Board has elected to approve the Common Stock Reverse Stock Split and this Proposal No. 1 in order to allow the Company to regain compliance with the Minimum Bid Price Requirement and enable the Company to reserve a sufficient number of authorized shares of Common Stock for issuance upon exercise or conversion of all outstanding warrants and other convertible securities.

The exact ratio of the Common Stock Reverse Stock Split shall be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Common Stock Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Common Stock Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Common Stock Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and convertible securities;

●	the anticipated impact of the Common Stock Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

The Common Stock Reverse Stock Split will become effective upon filing of an amendment to our Charter with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Common Stock Reverse Stock Split as such stockholder holds immediately prior to the Common Stock Reverse Stock Split.

The text of the form of amendment to the Charter, which would be filed with the Secretary of State of the State of Delaware to effect the Common Stock Reverse Stock Split, is set forth in Appendix A to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Common Stock Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Common Stock Reverse Stock Split.

Our Board believes that approval of the amendment to the Charter to effect the Common Stock Reverse Stock Split is in the best interests of the Company and our stockholders and has recommended that the proposed amendment be presented to our stockholders for approval.

Board Requirement to Implement the Common Stock Reverse Stock Split

If this Proposal No. 1 and the Common Stock Reverse Stock Split is approved, the Common Stock Reverse Stock Split will be effected as soon as practicable or at any time after approval of such amendment and no later than the one year anniversary of such approval (with an exchange ratio determined by our Board as described above) in order (i) to maintain the listing of our Common Stock on the Nasdaq Capital Market, and (ii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and convertible securities, and that it is also in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Common Stock Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Common Stock Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Common Stock Reverse Stock Split. If our stockholders approve the proposal, we would communicate to the public, prior to the Effective Date of the Common Stock Reverse Stock Split (as defined below), additional details regarding the Common Stock Reverse Stock Split, including the specific ratio selected by the Board.

Effective Date

If the proposed amendment to the Charter to give effect to the Common Stock Reverse Stock Split is approved at the Special Meeting, subject to the conditions set out in this Proposal No. 1, then the Common Stock Reverse Stock Split will become effective, as of 5:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Charter with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing (the “Effective Date of the Common Stock Reverse Stock Split”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date of the Common Stock Reverse Stock Split will automatically be changed, as of the Effective Date of the Common Stock Reverse Stock Split, into a fraction of a share of Common Stock, based on the exchange ratio within the approved range determined by the Board.

Purposes of the Common Stock Reverse Stock Split

The primary purpose for the Common Stock Reverse Stock Split is based on the Board’s belief that the Common Stock Reverse Stock Split will be necessary to maintain the listing of our Common Stock on the Nasdaq Capital Market. The Company also needs to assure that there are a sufficient number of authorized shares available for any future issuance of Common Stock upon the exercise or conversion of its outstanding warrants and convertible securities. Such amendment to the Charter to effect the Common Stock Reverse Stock Split would not change the number of authorized shares of our Common Stock or the par value of the Common Stock. The Board believes that the Common Stock Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on the Nasdaq Capital Market. Our Common Stock is traded on the Nasdaq Capital Market. On June 5, 2026, the Company received notice from Nasdaq that it no longer satisfied the Minimum Bid Price Requirement and had 180 calendar days from the date therein to regain compliance. The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our Common Stock from the Nasdaq Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Common Stock Reverse Stock Split is an effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Common Stock Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Common Stock Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Common Stock Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Common Stock Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Common Stock Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Common Stock Reverse Stock Split.

For the above reasons, we believe that will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our stockholders.

Risks of the Common Stock Reverse Stock Split

We cannot assure you that the proposed Common Stock Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq. The Board expects that the Common Stock Reverse Stock Split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Common Stock Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Common Stock Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Common Stock Reverse Stock Split, and the market price per post-Common Stock Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Common Stock Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Common Stock Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Common Stock Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Common Stock Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Common Stock Reverse Stock Split. Even if the market price per post-Common Stock Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Common Stock Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Common Stock Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Common Stock Reverse Stock Split, particularly if the stock price does not increase as a result of the Common Stock Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Common Stock Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Common Stock Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Common Stock Reverse Stock Split is implemented, subject to the conditions set out in this Proposal No. 1, and thus amend the Charter, the Company will file a certificate of amendment to the Charter with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date of the Common Stock Reverse Stock Split will automatically be changed, as of the Effective Date of the Common Stock Reverse Stock Split, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our stock plans, and (ii) the number of shares of Common Stock issuable under, and the exercise price of, our outstanding preferred stock, options and warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Common Stock Reverse Stock Split would apply to all issued shares of our Common Stock, the Common Stock Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the Common Stock Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after the Common Stock Reverse Stock Split. Moreover, the number of stockholders of record of the Company’s Common Stock will not be affected by the Common Stock Reverse Stock Split. The amendment to the Charter itself to effect the Common Stock Reverse Stock Split would not change the number of authorized shares of our Common Stock or the par value of the Common Stock. The Common Stock Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Common Stock Reverse Stock Split, other than those shares needed to satisfy the exercise of the Company’s outstanding warrants, preferred stock and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Common Stock Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Common Stock Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Minimum Bid Price Requirement. In addition, the additional shares of Common Stock available for the Company to use in connection with the foregoing, will also provide for a sufficient number of authorized shares of Common Stock available for any future issuance of Common Stock upon the exercise of the Company’s outstanding warrants, which will be considered in determining the ratio of the Common Stock Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. In April 2023, the Board adopted the Professional Diversity Network, Inc. 2023 Equity Compensation Plan (the “2023 Equity Compensation Plan”). Pursuant to the terms of the 2023 Equity Compensation Plan, the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the 2023 Equity Compensation Plan, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the 2023 Equity Compensation Plan to equitably reflect the effects of the Common Stock Reverse Stock Split. Based upon the Common Stock Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, preferred stock and warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Common Stock Reverse Stock Split as was the case immediately preceding the Common Stock Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our 2023 Equity Compensation Plan will be adjusted proportionately based upon the Common Stock Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock currently trade on the Nasdaq Capital Market. The Common Stock Reverse Stock Split will directly affect the listing of our Common Stock on the Nasdaq Capital Market, and we believe that the Common Stock Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following the Common Stock Reverse Stock Split, we intend for our Common Stock to continue to be listed on the Nasdaq Capital Market under the symbol “IPDN”, subject to our ability to continue to comply with Nasdaq rules, although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Common Stock Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Common Stock Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Common Stock Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Common Stock Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 45,000,000 shares of Common Stock and 1,000,000 shares of blank check preferred stock, par value $0.01 per share. The Common Stock Reverse Stock Split would not change the number of authorized shares of the Common Stock or the par value of the Common Stock, although the Common Stock Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Common Stock Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Common Stock Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Common Stock Reverse Stock Split shares of Common Stock in connection with the Common Stock Reverse Stock Split. To the extent any holders of pre-Common Stock Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Common Stock Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Common Stock Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Common Stock Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Common Stock Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Common Stock Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE COMMON STOCK REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of this Common Stock Reverse Stock Split.

The Company intends for the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the transaction, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Common Stock Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Common Stock Reverse Stock Split shares of Common Stock for post-Common Stock Reverse Stock Split shares of Common Stock pursuant to the Common Stock Reverse Stock Split. The aggregate adjusted basis of the post-Common Stock Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Common Stock Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Common Stock Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Common Stock Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Common Stock Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date of the Common Stock Reverse Stock Split, each certificate representing shares of our Common Stock outstanding before the Common Stock Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Common Stock Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Transhare Corporation, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Common Stock Reverse Stock Split. Shortly after the Effective Date of the Common Stock Reverse Stock Split, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Common Stock Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Common Stock Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Common Stock Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Common Stock Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Common Stock Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Common Stock Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Common Stock Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Common Stock Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Common Stock Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●

If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Common Stock Reverse Stock Split shares of Common Stock in registered book-entry form.

●

If you are entitled to post-Common Stock Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date of the Common Stock Reverse Stock Split indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our Bylaws provide that, except as otherwise provided by applicable law, the Charter or the Bylaws, all matters other than the election of directors will be decided by the vote of a majority of all votes cast by the holders of the shares present in person or by proxy and entitled to vote at the Special Meeting and on the matter, provided that a quorum is present. Accordingly, the affirmative vote of a majority of all votes cast by the holders of the shares present in person or by proxy and entitled to vote at the Special Meeting and on such proposal is required to approve Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

At the Special Meeting, a vote will be taken on a proposal to amend the Certificate of Incorporation to effect the Common Stock Reverse Stock Split.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE COMMON STOCK REVERSE STOCK SPLIT.

PROPOSAL TO AUTHORIZE THE BOARD TO AMEND THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND DECREASE THE PAR VALUE THEREOF

(Proposal No. 2)

Summary

Our stockholders are being asked to approve an amendment to our Charter to increase the number of authorized shares of capital stock and decrease the par value thereof, as follows:

From: The total authorized capital stock that the Company shall have authority to issue is 46,000,000 shares, consisting of 45,000,000 shares of Common Stock, par value US$0.01 per share, and 1,000,000 shares of preferred stock, par value US$0.01 per share.

To: The total authorized capital stock that the Company shall have authority to issue is 1,001,000,000 shares, consisting of 1,000,000,000 shares of Common Stock, par value US$0.0001 per share, and 1,000,000 shares of preferred stock, par value US$0.0001 per share (the “Authorized Share Capital and Par Value Amendment”).

The Board believes that the Authorized Share Capital and Par Value Amendment is necessary and appropriate to provide flexibility for future financing transactions and other corporate purposes. The Authorized Share Capital and Par Value Amendment will enable the Company to:

On increasing the authorized share capital:

●

Provide Financing Flexibility. Issue shares of Common Stock or securities convertible into or exercisable for Common Stock in connection with future capital raising transactions, including public or private offerings.

●	Continue Equity Incentive Compensation. Use equity-based compensation as a tool for attracting, retaining and motivating qualified employees, officers, directors and consultants.
●	Pursue Strategic Transactions. Issue shares in connection with potential acquisitions, joint ventures, licensing arrangements and other strategic transactions.
●	Address General Corporate Needs. Take advantage of opportunities that may arise in the future without the delay and expense of seeking further stockholder approval to authorize additional shares.

On reducing the par value per share:

●

Enhance Capital Structure Flexibility. Reduce the amount of stated capital attributable to the Company’s issued shares, thereby increasing the portion of stockholders’ equity classified as additional paid‑in capital and providing greater flexibility for future corporate actions.

●

Facilitate Future Issuances. Allow the Company to issue shares of Common Stock and, if designated in the future, preferred stock in financing or strategic transactions without unnecessarily increasing stated capital.

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding, except for the par value per share. The Authorized Share Capital and Par Value Amendment will not alter the voting powers or relative rights of the Common Stock or the preferred stock. The change to $0.0001 per share par value of Common Stock will have no impact on the value of the Company’s stock. In addition, the change in the par value of the Company’s stock will have no effect on the dollar amount of the Company’s total stockholders’ equity. If this Proposal is approved, the Common Stock account on the Company’s balance sheet at $0.01 per share will be reduced to reflect the product of the number of shares outstanding and the new par value of $0.0001 per share. The difference will be transferred to the additional paid-in capital account.

The Authorized Share Capital and Par Value Amendment will become effective upon filing of an amendment to our Charter with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of total authorized capital stock, the number of shares of our Common Stock and preferred stock, and the par value thereof, within the limits set forth in this proposal. Each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Authorized Share Capital and Par Value Amendment as such stockholder holds immediately prior to the Authorized Share Capital and Par Value Amendment.

The text of the form of amendment to the Charter, which would be filed with the Secretary of State of the State of Delaware to effect the Authorized Share Capital and Par Value Amendment, is set forth in Appendix B to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to any changes that may be required by the office of the Secretary of State of the State of Delaware, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Authorized Share Capital and Par Value Amendment.

Our Board has approved this proposal and believes that approval of the amendment to the Charter to effect the Authorized Share Capital and Par Value Amendment is in the best interests of the Company and our stockholders and has recommended that the proposed amendment be presented to our stockholders for approval.

Effective Date

If the proposed amendment to the Charter to give effect to the Authorized Share Capital and Par Value Amendment is approved at the Special Meeting, then the Authorized Share Capital and Par Value Amendment will become effective, as of 5:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Charter with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing (the “Effective Date of Authorized Share Capital and Par Value Amendment”). The total authorized capital stock of the Company will increase, and the par value of each issued share of Common Stock and preferred stock will decrease, as of the Effective Date of Authorized Share Capital and Par Value Amendment.

Potential Adverse Effects of the Authorized Share Capital and Par Value Amendment

The adoption of the Authorized Share Capital and Par Value Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, nor will it change any stockholder’s proportionate ownership interest in the Company. The Board has no current plans to issue shares from the additional authorized shares provided by the Authorized Share Capital and Par Value Amendment. However, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding our Common Stock and preferred stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our Common Stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of Common Stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of Common Stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of Common Stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of Common Stock seeking to obtain control of the Company. The issuance of Common Stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Authorized Share Capital and Par Value Amendment proposal to effect the Authorized Share Capital and Par Value Amendment as an anti-takeover measure, nor does the Board contemplate using the resulting increase in shares of Common Stock in this manner at any time in the foreseeable future.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Authorized Share Capital and Par Value Amendment, and we will not independently provide our stockholders with any such rights.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal.

Vote Required and Recommendation

Delaware law provides that (i) the affirmative vote of a majority of all votes cast by the holders of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to approve the authorization of the Board to amend the Charter to increase the Company’s authorized shares of capital stock and (ii) the affirmative vote of the holders of a majority of the stock of the Company outstanding on the Record Date and entitled to vote on the matter is required to approve the decrease of the par value of the Company’s capital stock. Accordingly, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record date and entitled to vote on the matter is required to approve Proposal No. 2. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

At the Special Meeting, a vote will be taken on a proposal to amend the Charter to effect the increase of the Company’s authorized capital stock and the decrease of the par value thereof.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE CAPITAL AND PAR VALUE AMENDMENT.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Special Meeting except those that are set forth in the foregoing Notice of Special Meeting of Stockholders. If any other matters properly come before the Special Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed by the Company with the SEC on March 31, 2026, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting us, Professional Diversity Network, Inc., either by mail at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, Attn: Yiran Gu, or by telephone at (312) 614‑0950.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Special Meeting or any adjournment thereof. All solicitation costs will be borne by the Company.

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It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

Chicago, Illinois	By Order of the Board of Directors,

June 22, 2026	/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PROFESSIONAL DIVERSITY NETWORK, INC.

Professional Diversity Network, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

1.	The name of the Company is Professional Diversity Network, Inc., and the Company was originally incorporated pursuant to the General Corporation Law on January 31, 2012.

2.	The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) is hereby amended as follows:

A new Section 4.4 is added to Article IV of the Certificate of Incorporation to provide in its entirety as follows:

4.4 Upon 5:30 p.m. Eastern Time on the effective date of this certificate of amendment with the office of the Secretary of State of the State of Delaware (the “Effective Time”), each _____ outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares of New Common Stock as is reflected on the face of such certificates for the Old Common Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

3.

This Amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed as of [•].

PROFESSIONAL DIVERSITY NETWORK, INC.

By:
Name:	Yiran Gu
Title:	Chief Financial Officer

A-1

Appendix B

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PROFESSIONAL DIVERSITY NETWORK, INC.

Professional Diversity Network, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

1.	The name of the Company is Professional Diversity Network, Inc., and the Company was originally incorporated pursuant to the General Corporation Law on January 31, 2012.

2.

Upon 5:30 p.m. Eastern Time on the effective date of this certificate of amendment with the office of the Secretary of State of the State of Delaware, the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) is hereby amended as follows:

Article IV of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

4. Stock

4.1 Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The total number of shares of all classes of stock that the Corporation is authorized to issue is 1,001,000,000.

4.2 Common Stock. The total number of shares of Common Stock that the Corporation shall have authority to issue is 1,000,000,000 shares, $0.0001 par value per share. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law or any corresponding provision hereinafter enacted.

4.3 Preferred Stock. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is 1,000,000 shares, $0.0001 par value per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in the Corporation’s Certificate of Incorporation, as amended as restated (the “Charter”), to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the General Corporation Law. The Board of Directors is also authorized to increase or decrease the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3.

This Amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed as of [•].

PROFESSIONAL DIVERSITY NETWORK, INC.

By:
Name:	Yiran Gu
Title:	Chief Financial Officer

A-2

SCAN TO
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T01435-S41433

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DETACH AND RETURN THIS PORTION ONLY

PROFESSIONAL DIVERSITY NETWORK, INC.

The Board of Directors recommends you vote FOR the following:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

T01436-S41433

PROFESSIONAL DIVERSITY NETWORK, INC.
Special Meeting of Stockholders
July 13, 2026 at 9:00 AM, Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Yiran (Bella) Gu, as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PROFESSIONAL DIVERSITY NETWORK, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, CT on July 13, 2026, at the office of the company located at 55 E. Monroe Street, Suite 2120, Chicago, IL 60603, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side